TORONTO, ONTARIO, JULY 31, 2018 -- Alumifuel Power Corporation (OTC MARKETS: AFPW) announced today that it has appointed Pedro Villagran-Garcia, as its new President-CEO and sole Director.

Alumifuel Power Corporation has been involved in the production of Hydrogen industry.

The company is planning to enter the Real Estate Industry. The company is planning to work on various key acquisitions that will benefit current shareholder base.

We will continue to inform of our new activities and goals.

About Pedro Villagran-Garcia

Entrepreneurial executive with proven track record in international business development and operations.

Demonstrated leadership of start up organizations and re-engineering projects in periods of market expansion and contraction. Key role in creation of an international company with market capitalization exceeding $350 million. Fluent in English and Spanish.

MBA, 1994, and BS, Industrial and Systems Engineering, both from ITESM (Institute of Technology Studies, Monterrey, Mexico).

His expertise in strategic planning, property evaluation and acquisition and key negotiations. Superb ability to lead teams and negotiate new business initiatives in complex, multi-cultural environments. Negotiation and acquisitions is one of his fields of expertise. His key roles in project development have been primarily with teams of Canadian and American geologists and engineers.

About Alumifuel Power Corporation

Alumifuel Power Corporation Corporation (OTC MARKETS: AFPW). Alumifuel Power Corporation is currently in the Hydrogen Production Industry and the Help and Supply Cleaning Services Industry. For more information, visit www.dinatrum.com

On behalf of the Board of directors

Pedro Villagran-Garcia

President & CEO

Tel. 971.285.4570

Email: info@dinatrum.com

Disclosure Regarding Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as "believe", "expect", "anticipate", "plan", "desire", "project", "estimate", "intend", "will", "should", "could", "would", "may", "strategy", "potential", "opportunity" and similar expressions are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties.  Forward-looking statements include, but are not limited to, statements about future financial and operating results, Lowe's plans, objectives,business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, Lowe's strategic initiatives, including those relating to acquisitions by Lowe's and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts.  Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements.

A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, and other factors that can negatively affect our customers, as well as our ability to: (i) respond to adverse trends in the housing industry, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of our strategic initiatives focused on omni-channel sales and marketing presence and enhance our efficiency; (iii) attract, train, and retain highly-qualified associates; (iv) manage our business effectively as we adapt our operating model to meet the changing expectations of our customers; (v) maintain, improve, upgrade and protect our critical information systems from data security breaches, ransomware and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax or environmental issues; (ix) positively and effectively manage our public image and reputation and respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales; and (x) effectively manage our relationships with selected suppliers of brand name products and key vendors and service providers, including third party installers. In addition, we could experience impairment losses if either the actual results of our operating stores are not consistent with the assumptions and judgments we have made in estimating future cash flows and determining asset fair values, or we are required to reduce the carrying amount of our investment in certain unconsolidated entities. With respect to acquisitions, potential risks include the effect of such transactions on Lowe's and the target company's strategic relationships, operating results and businesses generally; our ability to integrate personnel, labor models, financial, IT and others systems successfully; disruption of our ongoing business and distraction of management; hiring additional management and other critical personnel; increasing the scope, geographic diversity and complexity of our operations; significant integration costs or unknown liabilities; and failure to realize the expected benefits of the transaction. For more information about these and other risks and uncertainties that we are exposed to, you should read the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" included in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC.

The forward-looking statements contained in this news release are expressly qualified in their entirety by the foregoing cautionary statements. The foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All such forward-looking statements are based upon data available as of the date of this release or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf about any of the matters covered in this release are qualified by these cautionary statements and in the "Risk Factors" included in our most recent Annual Report on Form 10-K and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events or otherwise, except as may be required by law.